 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 24, 2010

Global Gold Corporation

(Exact name of registrant as specified in its charter)

Delaware	02-69494	13-3025550
(State or other jurisdiction	(Commission	(IRS
of incorporation)	File Number)	Identification No.)

45 East Putnam Avenue, Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (203) 422-2300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 24, 2010, Global Gold Corporation (the "Company" or "Global Gold") entered into an amended agreement with Caldera Resources Inc. (“Caldera”) establishing the terms for a joint venture on the Company’s Marjan property in Armenia (“Marjan JV”) which amends the December 18, 2009 agreement.

Key terms include that Caldera shall own 55% of the shares of a newly created joint venture company, become the operator of the project, and be responsible for all expenses.  To maintain its 55% interest, Caldera is obligated to spend up to US$ 3,000,000 on the Property, issue 500,000 shares of Caldera and make a payment of US$ 100,000 on or before March 30, 2010 to Global Gold Corporation.  The joint venture board shall have two Caldera representatives and one Global Gold representative.  Should Caldera not perform in accordance with the terms of the Marjan JV, then Global Gold will have 100% interest of the Marjan JV transferred back and Caldera will receive an NSR on the Marjan property equal to .5% for each tranche of US$ 1,000,000 up to a maximum NSR of 3%.

Also under the joint venture agreement Caldera will own 100% in the Marjan Gold-Silver Project by making quarterly payments totaling US$ 2,850,000, starting September 30, 2010, with Global Gold will retain a 1.5% NSR on all production on the Central zone and a 2.5% NSR on all production on the Northern zone.  Caldera can prepay the payments and take 100% interest of the JV at any time, all as further described in Exhibit 10.4 below.

The agreement is subject to approval by the TSX Venture Exchange and the Board of Directors of the respective companies.

Item 8.01 Other Events

On March 24, 2010, the Company and Caldera issued a joint press release announcing that it has entered into an agreement with Caldera outlining the terms for a joint venture on the Company’s Marjan property in Armenia.

A copy of the Company's press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Exhibits

Exhibit No.     Description

10.3	Material Contract – Marjan Joint Venture Agreement dated as of December 18, 2009.(1)

10.4	Material Contract – Marjan Joint Venture Agreement dated as of March 24, 2010.

99.1	Press release of Global Gold Corporation and Caldera Resources Inc. announcing a joint venture on the Marjan property in Armenia

(1) Incorporated herein by reference to Exhibit 10.3 to the Company's current report on Form 8-K filed with the SEC on December 22, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 25, 2010	Global Gold Corporation

	By:	/s/ Van Z. Krikorian
Name: Van Z. Krikorian
Title: Chairman & Chief Executive Officer